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                         Exhibit 24.1 Powers of Attorney

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                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints John A. Celentano, Jr. as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Form MHC-1 Notice of Mutual Holding Company Reorganization by Clifton Savings Bank, S.L.A., Form MHC-2 Application for Approval of a Minority Stock Issuance by a Savings Association Subsidiary of a Mutual Holding Company, and the Registration Statement on Form S-1 by Clifton Savings Bancorp, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision (the "OTS") and the New Jersey Department of Banking and Insurance or the U.S. Securities and Exchange Commission, respectively, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitute may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application and the Registration Statement on Form S-1 have been duly signed by the following persons in the capacities and on the dates indicated.

                  NAME                                             DATE
                  ----                                             ----

/s/ John A. Celentano                                        December 12, 2003
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John A. Celentano, Jr.
Chairman of the Board and Chief Executive Officer
(principal executive officer)
Clifton Savings Bancorp, Inc. (in organization)

Chairman of the Board
Clifton Savings Bank, S.L.A.


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Christine R. Piano
Chief Financial Officer and Treasurer
(principal accounting and financial officer)
Clifton Savings Bancorp, Inc. (in organization)

Executive Vice President and Chief Financial Officer
(principal accounting and financial officer)
Clifton Savings Bank, S.L.A.

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/s/ Frank J. Hahofer                                         December 12, 2003
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Frank J. Hahofer
Director
Clifton Savings Bancorp, Inc. (in organization)

Director
Clifton Savings Bank, S.L.A.


/s/ John Stokes                                              December 12, 2003
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John Stokes
Director
Clifton Savings Bancorp Inc. (in organization)

Director
Clifton Savings Bank, S.L.A.


/s/ Thomas A. Miller                                         December 12, 2003
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Thomas A. Miller
Director
Clifton Savings Bancorp, Inc. (in organization)

Director
Clifton Savings Bank, S.L.A.


/s/ John H. Peto                                             December 12, 2003
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John H. Peto
Director
Clifton Savings Bancorp, Inc. (in organization)

Director
Clifton Savings Bank, S.L.A.


/s/ Raymond L. Sisco                                         December 12, 2003
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Raymond L. Sisco
Director
Clifton Savings Bancorp, Inc. (in organization)

Director
Clifton Savings Bank, S.L.A.

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/s/ Joseph C. Smith                                          December 12, 2003
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Joseph C. Smith
Director
Clifton Savings Bancorp, Inc. (in organization)

Director
Clifton Savings Bank, S.L.A.